USAA EMERGING MARKETS FUND	SUMMARY PROSPECTUS
Fund Shares (USEMX) ⬛ Institutional Shares (UIEMX)	October 1, 2018
⬛ Adviser Shares (UAEMX)	As Supplemented July 1, 2019

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund's SAI) online at www.usaa.com/ prospectus. You also can get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund's prospectus and SAI dated October 1, 2018, as supplemented July 1, 2019, are incorporated herein by reference.

INVESTMENT OBJECTIVE

The USAA Emerging Markets Fund (the Fund) seeks capital appreciation.

waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This agreement may only be terminated by the Fund's Board of Trustees.

Example

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares, Institutional Shares, and Adviser Shares are based on expenses incurred during the Fund's most recently completed fiscal year.

Shareholder Fees

(fees paid directly from your investment)

Fund Inst. Adviser

Shares Shares Shares

None None None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement for each class of shares is not continued beyond its expiration date.

	1 Year	3 Years	5 Years	10 Years

Fund Shares	$151	$468	$808	$1,768

Inst. Shares	$131	$409	$708	$1,556

Adviser Shares	$178	$560	$975	$2,134

	Fund	Inst.	Adviser
	Shares	Shares	Shares

Management Fee	1.00%(a)	1.00%(a)	1.00%(a)
Distribution and/or Service (12b-1)
Fees	None	None	0.25%

Other Expenses	0.48%	0.29%	0.58%

Total Annual Operating Expenses	1.48%(b)	1.29(b)	1.83%(b)

Fee Waiver/Reimbursement	N/A	N/A	(0.08%)

Total Annual Operating Expenses	1.48%(c)	1.29%(c)	1.75%(c)
after Reimbursement

(a)Victory Capital Management Inc. (the "Adviser")has agreed that no performance adjustment (positive or negative) will be made to the amount payable to Victory Capital from July 1, 2019, through June 30, 2020. Thereafter, the management fee will fluctuate based on the Fund's performance relative to a securities market index. See Fund Management section for a description of the performance adjustment fee.

(b)The expense information in the table has been restated to reflect current fees.

(c)The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 1.48% of the Fund Shares, 1.29% of the Institutional Shares, and 1.75% of the Adviser Shares, through at least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance.

For the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in equity securities of emerging-market companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund's manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The equity securities in the Fund's portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of the company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities. In addition, the Fund invests primarily in foreign securities. There class's volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund's most current performance information, log on to usaa.com or call (800) 235-8396.

RISK/RETURN BAR CHART

Annual Returns for Periods Ended December 31

is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure

100%

75%

50%

74.82%

33.55%

requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. These risks are particularly

25%17.22%

12.61%12.23%

heightened in this Fund because investments in emerging- market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

0%

-25%

-50%

-0.38%

-7.10%

-23.79%-14.12%

The Fund's performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions and developments in the countries or regions in which the Fund invests. As such, the Fund's performance could be more volatile than the performance of more geographically diversified funds.

The Fund also is subject to over-the-counter (OTC) risk. OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares

-51.65%

-75%

2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	35.11%	June 30, 2009
Lowest Quarter Return	-28.92%	December 31, 2008
Year-to-Date Return	-10.24%	June 30, 2018

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended December 31, 2017

	Past	Past	Past	Since	Inception
	1 Year	5 Years	10 Years	Inception	Date

Fund Shares

Return Before Taxes	33.55%	3.56%	0.13%

Return After Taxes on Distributions	33.44%	3.56%	-0.07%

Return After Taxes on Distributions and Sale of
Fund Shares	19.18%	2.92%	0.23%

Institutional Shares

Return Before Taxes	33.76%	3.80%	-	1.97%	8/1/2008

Adviser Shares

Return Before Taxes	33.36%	3.32%	-	1.69%	8/1/2010

Indexes

MSCI Emerging Markets Index (reflects no
deduction for fees, expenses, or taxes)	37.28%	4.36%	1.68%	3.57%	8/1/2008*

Lipper Emerging Markets Funds Index (reflects no
deduction for taxes)	35.56%	4.54%	1.49%	3.49%	8/1/2008*

*The performance of the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation in performance because of the difference. The average annual total returns for the MSCI Emerging Markets Index and Lipper Emerging Markets Funds Index from July 31, 2010, through December 31, 2017, were 4.59% and 4.94%, respectively. The performance of the MSCI Emerging Markets Index and Lipper Emerging Markets Funds Index is calculated from the end of the month July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation in performance because of the difference.

INVESTMENT ADVISER

Effective July 1, 2019, Victory Capital Management Inc. (the "Adviser") serves as the Fund's investment adviser.

The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser's Sophus Capital and Trivalent Investments ("Trivalent") investment franchises and its Victory Solutions platform. In addition, Lazard Asset Management LLC ("Lazard") and Brandes Investment Partners, L.P. ("Brandes") will continue to serve as subadvisers to manage all or a portion of the Fund. Prior to July 1, 2019, USAA Asset Management Company served as the Fund's investment adviser and Expedition Partners, a Victory Capital investment franchise, managed a portion of the Fund's assets.

SUBADVISERS

Lazard Asset Management LLC ("Lazard")

Brandes Investment Partners, L.P. ("Brandes")

PORTFOLIO MANAGERS

Michael Reynal, Chief Investment Officer, Sophus Capital, tenure with the Fund since July 2019.

Tony Chu, Portfolio Manager, Sophus Capital, tenure with the Fund since July 2019.

Maria Freund, Portfolio Manager, Sophus Capital, tenure with the Fund since July 2019.

Robert D. Cerow, Equity Analyst, Trivalent, tenure with the Fund since July 2019.

John W. Evers, Senior Portfolio Manager, Trivalent, tenure with the Fund since July 2019.

Mannik S. Dhillon, CFA, CAIA, President, VictoryShares and Solutions, tenure with the Fund since July 2019.

Wasif A. Latif, Head of Investments, VictoryShares and Solutions, tenure with the Fund since July 2019.

Jai Jacob, Managing Director, Portfolio Manager/Analyst, Lazard, tenure with the Fund since October 2012.

James M. Donald, CFA, Managing Director, Portfolio Manager/ Analyst, Lazard, tenure with the Fund since October 2012.

Kevin O'Hare, CFA, Managing Director, Portfolio Manager/ Analyst, Lazard, tenure with the Fund since October 2012.

Stephen Marra, CFA, Director, Portfolio Manager/Analyst, Lazard, tenure with the Fund since October 2013.

Douglas C. Edman, CFA, Director, Brandes, tenure with the Fund since October 2012.

Christopher J. Garrett, CFA, Institutional Portfolio Manager, Brandes, tenure with the Fund since October 2012.

Louis Y. Lau, CFA, Director, Brandes, tenure with the Fund since October 2012.

Gerardo Zamorano, CFA, Director, Brandes, has managed a portion of the Fund since October 2012.

Mauricio Abadia, Senior Analyst, Brandes, has managed a portion of the Fund since February 2016.

PURCHASE AND SALE OF SHARES

Fund Shares:

You may purchase or sell Fund Shares any business day through our website at usaa.com, or by telephone at (800) 235- 8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.

￿Minimum initial purchase: $3,000

￿Minimum subsequent investment: $50

Institutional Shares:

The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

PAYMENTS TO BROKER- DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Adviser Shares:

Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains,

98052-0719

Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

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